UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 20, 2023

First Commonwealth Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-11138	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Philadelphia Street
Indiana,	PA	15701
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (724) 349-7220
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	FCF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
As previously reported, on August 30, 2022, First Commonwealth Financial Corporation (the “Company,” “we,” or “our” or “FCF”), entered into an Agreement and Plan of Merger (the “Agreement”) providing for, among other things, the merger (the “Merger”) of Centric Financial Corporation (“CFC”) with and into the Company, with the Company as the surviving entity. In connection with the Merger, the Company filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a proxy statement/prospectus, as amended, dated December 19, 2022 (the “Proxy Statement/Prospectus”), and CFC commenced mailing the Proxy Statement/Prospectus to shareholders of CFC on or about December 22, 2022.

On January 17, 2023, a complaint, captioned [Charles Reinhardt v. Donald E. Enders Jr. et al. (Case No. 2023-00307)] (the “Complaint”), was filed in the Court of Common Pleas in Cumberland County, Pennsylvania. The Complaint alleges, among other things, that the Proxy Statement/Prospectus contains certain disclosure deficiencies.

The Company and CFC believe that the claims asserted in the Complaint are without merit and supplemental disclosures are not required or necessary under applicable laws. However, in order to avoid the risk that the Complaint delays or otherwise adversely affects the Merger, to minimize the costs, risks and uncertainties inherent in litigation, and to provide additional information to CFC’s shareholders, the Company and CFC, without admitting any liability or wrongdoing, have agreed to voluntarily supplement the Proxy Statement/Prospectus with the supplemental disclosures described in the following section entitled “Supplemental Disclosures” in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K is an admission, or shall be deemed an admission, of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, the Company and CFC deny all allegations in the Complaint that additional disclosure was or is required.

Supplemental Disclosures

The additional disclosures (the “supplemental disclosures”) in this Current Report on Form 8-K supplement the disclosures contained in the Proxy Statement/Prospectus and should be read in conjunction with the Proxy Statement/Prospectus, which should be read in its entirety. To the extent that information in the supplemental disclosures differs from, or updates information contained in, the Proxy Statement/Prospectus, the information in the supplemental disclosures shall supersede or supplement the information in the Proxy Statement/Prospectus. Capitalized terms used herein, but not otherwise defined, shall have the meanings ascribed to such terms in the Proxy Statement/Prospectus.

The Proxy Statement/Prospectus is hereby revised to reflect the following:

1.The five paragraphs of disclosure under the heading “Opinion of CFC’s Financial Advisor - Discounted Cash Flow Analysis - Company” is replaced by the following language on page 55 of the Proxy Statement/Prospectus:

Stephens performed a standalone discounted cash flow analysis using projections developed by the executive management team of CFC, and then calculated a range of implied equity values for CFC based upon the discounted net present value of the projected after-tax free cash flows for the projected period. Stephens determined the amount of cash flow assuming (i) a terminal earnings multiple of 10.0x and (ii) a present value of the Company’s implied standalone terminal value of $221.5 million based on 2027 estimated earnings.

In selecting a terminal earnings multiple, Stephens considered a range implied by major exchange-traded $1.5 billion asset-sized banks of 9.0x to 11.0x. Stephens selected the midpoint of the selected range of 10.0x as the terminal earnings multiple. Stephens calculated the terminal value of CFC by applying the selected terminal earnings multiple to CFC’s calendar year 2027 projected net income of $22.1 million. The resulting terminal value for CFC was approximately $221.5 million based on the 10.0x price to forward earnings multiple.

Stephens considered discount rates implied by major exchange-traded $1-5 billion asset-sized banks from 13.0% to 17.0%. Using the CAPM methodology, Stephens calculated the range of discount rates using values for 3-year unlevered beta relative to the S&P 500, re-levered for the tax and capital structure of CFC. Stephens considered the equity risk premium and size based premium as outlined in the 2021 Duff & Phelps Valuation Handbook and the risk free rate based on the U.S. 30 year treasury rate of 3.2% as of August 29, 2022.

The following table summarizes the terminal value of CFC that Stephens calculated by applying the selected terminal earnings multiple to CFC’s 2027 projected adjusted net income:

($ in thousands)

CFC's 2027 Adjusted Net Income	$22,149
Terminal Earnings Multiple	10.0x
CFC Terminal Value	$221,493

The following table summarizes the forecasted free cash flows for CFC calculated by Stephens:

		6 Months Ended	12 Months Ended
($ in thousands)	6/30/22	12/31/2022	12/31/2023	12/31/2024	12/31/2025	12/31/2026	12/31/2027
CFC Net Income to Common		$6,644	$16,585	$17,829	$19,166	$20,604	$22,149
After-Tax Interest on Distributed Cash Flows		$0	$0	$0	$0	$0	$0
Adjusted Net Income		$6,644	$16,585	$17,829	$19,166	$20,604	$22,149

Capital Outflows / (Contributions)		$0	$0	$0	$0	$0
Terminal Value						$221,493
Free Cash Flows	$0	$0	$0	$0	$0	$221,493

Net Present Value of Terminal Value						$117,979
Fully Diluted Shares Outstanding[1]						$8,681
Net Present Value per Share						$13.59
Source: S&P Global Market Intelligence, Company documents.

Note: Selected terminal multiple implied by a peer group of major exchange-traded $1-5 billion assets sized banks.

1.Fully diluted shares outstanding is based on the Treasury Stock Method, year-to-date average CFC common shares outstanding as of June 30, 2022, and a year-to-date average CFC share price of $9.81 as of August 29, 2022.

Based on this analysis, Stephens derived a range for the implied equity value of the Company from $11.32 per share to $16.18 per share.

NPV per Share

Discount	Terminal Multiple
Rate	9.0x	10.0x	11.0x
13%	$13.24	$14.71	$16.18
14%	$12.72	$14.14	$15.55
15%	$12.23	$13.59	$14.95
16%	$11.76	$13.07	$14.38
17%	$11.32	$12.57	$13.83

The discounted cash flow analysis is a widely used valuation methodology, but the results of this methodology are highly dependent on the assumptions that must be made, including asset and earnings growth rates, terminal values, capital levels, and discount rates. The analysis did not purport to be indicative of the actual values or expected values of CFC. The actual results may vary from the projected results, any of these assumptions might not be realized in future operations and the variations may be material.

The disclosure under the heading “Opinion of CFC’s Financial Advisor - Certain Unaudited Prospective Financial Information - Prospective Financial Information Regarding FCF” is supplemented by adding the following language at the end of second full paragraph on page 57 of the Proxy Statement/Prospectus:

Stephens was also provided the following information by FCF management, which was approved by FCF and CFC for use by Stephens in connection with developing its fairness opinion: (i) cost savings are anticipated to be 35%, with 75% phased in during 2023 and 100% in 2024 and thereafter; (ii) one-time charges in connection with the merger of $14.6 million on pre-tax basis ($11.8 million on an after-tax basis); (iii) FCF would pay off CFC’s existing $10.0 million credit facility at closing; and (iv) pro forma regulatory capital ratios at closing as follows: (a) Tier 1 Leverage Ratio of 9.8%, (b) Common Equity Tier 1 Ratio of 11.2%, (c) Tier 1 Capital Ratio of 12.0%, and (d) Total Risk Based Capital Ratio of 14.4%.

Important Information About the Proposed Transaction and Where to Find It

In connection with the Merger, FCF filed a Registration Statement on Form S-4 with the SEC (the “Registration Statement”), which includes the Proxy Statement/Prospectus. The Registration Statement, as amended, was declared effective by the SEC on December 21, 2022, and CFC mailed the Proxy Statement/Prospectus to CFC shareholders on or about December 22, 2022. Additionally, the Company and CFC filed and may file other relevant materials with the SEC in connection with the Merger. Copies of such filings may be obtained free of charge at the SEC’s web site at www.sec.gov. SHAREHOLDERS OF CFC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND THE OTHER RELEVANT MATERIALS BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE MERGER BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND THE PARTIES THERETO. The information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated by reference into, and is not a part of, this communication.

Participants in the Solicitation

CFC and its directors and officers may be deemed participants in the solicitation of proxies of CFC’s shareholders in connection with the proposed Merger. Shareholders may obtain more detailed information regarding the names, affiliations, and interests of certain of CFC’s executive officers and directors in the solicitation by reading the Proxy Statement/Prospectus and other relevant materials filed with the SEC in connection with the Merger. Information concerning the interests of CFC’s participants in the solicitation, which may, in some cases, be different than those of their shareholders generally, is set forth in the Proxy Statement/Prospectus.

Cautionary Language Regarding Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K, including statements included or incorporated by reference in this Current Report on Form 8-K, are not statements of historical fact and constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and are intended to be protected by the safe harbor provided by that Act. These statements are subject to risks and uncertainties and include information about possible or assumed future results of operations of FCF after the Merger is completed, as well as information about the Merger. Words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “would,” “continue,” “should,” “may,” or similar expressions, or the negatives thereof, are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Many possible events or factors could affect the future financial results and performance of each of FCF and CFC before the Merger or FCF after the Merger, and could cause those results or performance to differ materially from those expressed in the forward-looking statements. These possible events or factors include, but are not limited to: (a) general business and economic conditions, either globally, nationally, or in the specific markets in which FCF or CFC operate, including the negative impacts and disruptions resulting from rising interest rates, supply chain challenges and inflation, which have had and may likely continue to have an adverse impact on our business operations and performance, and could continue to have a negative impact on our credit portfolio, stock price, borrowers and the economy as a whole both globally and domestically; (b) the failure to obtain the approval of CFC’s shareholders in connection with the Merger; (c) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect FCF’s and CFC’s respective businesses and the price of their respective common stocks; (d) the risk that a condition to closing of the proposed Merger may not be satisfied; (e) the parties’ ability to achieve the synergies and value creation contemplated by the proposed Merger; (f) the parties’ ability to promptly and effectively integrate the businesses of FCF and CFC, including unexpected transaction costs, including the costs of integrating operations, severance, professional fees and other expenses; (g) the diversion of management time on issues related to the Merger; (h) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (i) the effect of the announcement or pendency of the Merger on FCF’s and CFC’s customer, employee and business relationships, operating results, and business generally; (j) deposit attrition, operating costs, customer loss and business disruption following the proposed Merger, including difficulties in maintaining relationships with employees, may be greater than expected; (k) reputational risks and the reaction of the companies’ customers to the proposed Merger; (l) customer acceptance of the combined company’s products and services; (m) increased competitive pressures and solicitations of customers and employees by competitors; (n) the failure to consummate or delay in consummating the Merger for other reasons; (o) the outcome of any legal proceedings that may be instituted against FCF or CFC related to the Merger Agreement or the Merger; (p) changes in laws or regulations; (q) the dilution caused by FCF’s issuance of additional shares of its common stock in the Merger or related to the Merger; (r) the sale price of FCF common stock could decline before the completion of the Merger, including as a result of the financial performance of FCF or CFC or more generally due to broader stock market movements and the performance of financial companies and peer group companies; (s) changes in interest rates, deposit flows, loan demand, and real estate values; and (t) the ongoing impacts and disruptions resulting from COVID-19 or other variants on the economies and communities FCF and CFC serve, which has had and may likely continue to have an adverse impact on each company’s business operations and performance, and could continue to have a negative impact on our credit portfolio, stock price, borrowers and the economy as a whole both globally and domestically.

For additional information concerning factors that could cause actual conditions, events or results to materially differ from those described in the forward-looking statements, please refer to the “Risk Factors” section of the Proxy Statement/Prospectus, as well as the factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in FCF’s most recent Form 10-K and Form 10-Q reports, which are available online at www.sec.gov, and are incorporated by reference herein. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations or financial condition of FCF or CFC. You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date made. As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainties of estimates, forecasts and projections and may be better or worse than projected and such differences could be material. Given these uncertainties, we caution you not to place reliance on these forward-looking statements. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. We undertake no obligation to publicly update or otherwise revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 20, 2023

FIRST COMMONWEALTH FINANCIAL CORPORATION

By:	/s/ James R. Reske
Name:	James R. Reske
Title:	Executive Vice President, Chief Financial Officer and Treasurer